SUPPLEMENT DATED MARCH 1, 1996

                                      TO

                       PROSPECTUS DATED AUGUST 28, 1995

                  C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
                  EXECUTIVE BENEFIT VARIABLE UNIVERSAL LIFE


     As a result of the March 1, 1996 merger of Connecticut Mutual Life Insurance Company with Massachusetts Mutual Life Insurance Company ("MassMutual"), C.M. Life Insurance Company ("C.M. Life") has become a wholly-owned subsidiary of MassMutual. C.M. Life Variable Life Separate Account I (the "Separate Account") remains unchanged by the merger and C.M. Life continues as the depositor for the Separate Account.

     Coincident with the merger, the advisor of the Connecticut Mutual Financial Services Series Fund I, Inc., one of the underlying investment funds of the Separate Account, has changed from G.R. Phelps & Company, Inc. to OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

     Beginning March 1, 1995, MML Investors Services, Inc. ("MMLISI"), 1414 Main Street, Springfield, MA 01144-1013, a wholly-owned subsidiary of MassMutual, is acting as co-underwriter and distributor of the Policies. MMLISI is registered with the Securities and Exchange Commission (the "Commission") as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.